Exhibit 10.1

UNITED STATES DEPARTMENT OF THE TREASURY

1500 PENNSYLVANIA AVENUE, NW

WASHINGTON, D.C. 20220

Dear Ladies and Gentlemen:

The company set forth on the signature page hereto (the “Company”) intends to issue in a private placement the number of shares of a series of its preferred stock set forth on Schedule A hereto (the “Preferred Shares”) and a warrant to purchase the number of shares of a series of its preferred stock set forth on Schedule A hereto (the “Warrant” and, together with the Preferred Shares, the “Purchased Securities”) and the United States Department of the Treasury (the “Investor”) intends to purchase from the Company the Purchased Securities.

The purpose of this letter agreement is to confirm the terms and conditions of the purchase by the Investor of the Purchased Securities. Except to the extent supplemented or superseded by the terms set forth herein or in the Schedules hereto, the provisions contained in the Securities Purchase Agreement – Standard Terms attached hereto as Exhibit A (the “Securities Purchase Agreement”) are incorporated by reference herein. Terms that are defined in the Securities Purchase Agreement are used in this letter agreement as so defined. In the event of any inconsistency between this letter agreement and the Securities Purchase Agreement, the terms of this letter agreement shall govern.

Each of the Company and the Investor hereby confirms its agreement with the other party with respect to the issuance by the Company of the Purchased Securities and the purchase by the Investor of the Purchased Securities pursuant to this letter agreement and the Securities Purchase Agreement on the terms specified on Schedule A hereto.

This letter agreement (including the Schedules hereto), the Securities Purchase Agreement (including the Annexes thereto), the Disclosure Schedules and the Warrant constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter hereof. This letter agreement constitutes the “Letter Agreement” referred to in the Securities Purchase Agreement.

This letter agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. Executed signature pages to this letter agreement may be delivered by facsimile and such facsimiles will be deemed as sufficient as if actual signature pages had been delivered.

* * *

Alarion Financial Services, Inc.

UST Seq. No. 378

In witness whereof, this letter agreement has been duly executed and delivered by the duly authorized representatives of the parties hereto as of the date written below.

UNITED STATES DEPARTMENT OF THE TREASURY

By:	/s/ Neel Kashkari
Name:	Neel Kashkari
Title:	Interim Assistant Secretary for Financial Stability

COMPANY: ALARION FINANCIAL SERVICES, INC.

By:	/s/ Jon M. Kurtz
Name:	Jon M. Kurtz
Title:	Chief Executive Officer

Date: January 23, 2009

Alarion Financial Services, Inc.

UST Seq. No. 378

EXHIBIT A

SECURITIES PURCHASE AGREEMENT

Alarion Financial Services, Inc.

UST Seq. No. 378

SCHEDULE A

ADDITIONAL TERMS AND CONDITIONS

Company Information:

Name of the Company: Alarion Financial Services, Inc.

Corporate or other organizational form: Corporation

Jurisdiction of Organization: Florida

Appropriate Federal Banking Agency: The Board of Governors of the Federal Reserve System

Notice Information:	Matthew Ivers
Chief Financial Officer
Alarion Financial Services, Inc.
One Northeast First Avenue
Ocala, Florida 34470
matt.ivers@alarionbank.com
Telephone: (352) 547-1222
Facsimile: (352) 854-9784

Terms of the Purchase:

Series of Preferred Stock Purchased: Fixed Rate Cumulative Perpetual Preferred Stock, Series A

Per Share Liquidation Preference of Preferred Stock: $1,000

Number of Shares of Preferred Stock Purchased: 6,514

Dividend Payment Dates on the Preferred Stock: February 15, May 15, August 15, and November 15 of each year

Series of Warrant Preferred Stock: Fixed Rate Cumulative Perpetual Preferred Stock, Series B

Number of Warrant Shares: 327

Number of Net Warrant Shares (after net settlement): 326

Exercise Price of the Warrant: $0.01 per share

Purchase Price: $6,514,000

Alarion Financial Services, Inc.

UST Seq. No. 378

Closing:

Location of Closing:	Hughes Hubbard & Reed LLP
One Battery Park Plaza
New York, New York 10004

Time of Closing: 9:00 a.m. Eastern Standard Time

Date of Closing: January 23, 2009

Wire Information for Closing:	ABA Number: 061003415
Bank: Silverton Bank, NA
Account Name: Alarion Bank
Account Number: 063115686
Beneficiary: Alarion Financial Services, Inc.

Contact for Confirmation of Wire Information:	Matthew Ivers
Chief Financial Officer
Alarion Financial Services, Inc.
One Northeast First Avenue
Ocala, Florida 34470
matt.ivers@alarionbank.com
Telephone: (352) 547-1222
Facsimile: (352) 854-9784

Alarion Financial Services, Inc.

UST Seq. No. 378

SCHEDULE B

CAPITALIZATION

Capitalization Date: December 31, 2008

Common Stock

Par value: $0.01

Total Authorized: 4,000,000

Outstanding: 2,653,208

Subject to warrants, options, convertible securities, etc.: 220,619

Reserved for benefit plans and other issuances: 0

Remaining authorized but unissued: 1,126,173

Shares issued after Capitalization Date (other than pursuant to warrants, options, convertible securities, etc. as set forth above): 0

Preferred Stock

Par value: $0.01

Total Authorized: 1,000,000

Outstanding (by series): 0

Reserved for issuance: 0

Remaining authorized but unissued: 1,000,000

Holders of 5% or more of any class of capital stock	Primary Address

None

Alarion Financial Services, Inc.

UST Seq. No. 378

SCHEDULE C

LITIGATION

List any exceptions to the representation and warranty in Section 2.2(l) of the Securities Purchase Agreement – Standard Terms.

If none, please so indicate by checking the box: ¢.

Alarion Financial Services, Inc.

UST Seq. No. 378

SCHEDULE D

COMPLIANCE WITH LAWS

List any exceptions to the representation and warranty in the second sentence of Section 2.2(m) of the Securities Purchase Agreement – Standard Terms.

If none, please so indicate by checking the box: ¢.

List any exceptions to the representation and warranty in the last sentence of Section 2.2(m) of the Securities Purchase Agreement – Standard Terms.

If none, please so indicate by checking the box: ¢.

Alarion Financial Services, Inc.

UST Seq. No. 378

SCHEDULE E

REGULATORY AGREEMENTS

List any exceptions to the representation and warranty in Section 2.2(s) of the Securities Purchase Agreement – Standard Terms.

If none, please so indicate by checking the box: ¢.

Alarion Financial Services, Inc.

UST Seq. No. 378